SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

May 14, 2002

Date of Report (date of earliest event reported)

SUN MICROSYSTEMS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-15086	94-2805249

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

4150 Network Circle
Santa Clara, CA 95054

(Address of principal executive offices)

(650) 960-1300

(Registrant’s telephone number, including area code)

901 San Antonio Road, Palo Alto, California 94303

(Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

     The following is a description of the loans outstanding or granted by Sun Microsystems, Inc. to executive officers and members of Sun’s Board of Directors during fiscal 2002 and fiscal 2003.

     In November 2001, Mark A. Canepa, Executive Vice President, Network Storage Products, received a loan from Sun in the amount of $246,656, payable in full on February 8, 2002 (fifteen days after Sun’s trading window opened following the release of Sun’s earnings for the second fiscal quarter of 2002), at an interest rate of 2.73% per annum. This loan was made to assist Mr. Canepa in paying the taxes related to the vesting of restricted stock previously granted to Mr. Canepa. The loan was full recourse and secured by a portion of the Sun Common Stock purchased by Mr. Canepa with a fair market value equal to twice the principal amount of the loans at the time the loans were granted. This loan, including interest, was paid in full by Mr. Canepa by February 8, 2002.

     In November 2001, Masood A. Jabbar, former Executive Vice President, Global Sales Operations, received two loans from Sun in the amounts of $13,133.97 and $73,275.70, respectively, payable in full on February 8, 2002 (fifteen days after Sun’s trading window opened following the release of Sun’s earnings for the second fiscal quarter of 2002), at an interest rate of 2.73% per annum. These loans were made to assist Mr. Jabbar in exercising stock options due to expire in November 2001 and paying the taxes associated with the exercise. These loans were full recourse loans and secured by a portion of the Sun Common Stock purchased by Mr. Jabbar with a fair market value equal to twice the principal amount of the loans at the time the loans were granted. These loans, including interest were paid in full by Mr. Jabbar by February 8, 2002.

     In November 2001 and January 2002, Robert L. Long, a member of Sun’s Board of Directors, received two loans from Sun in the amounts of $343,634 and $250,000, respectively, payable in full on February 8, 2002 (fifteen days after Sun’s trading window opened following the release of Sun’s earnings for the second fiscal quarter of 2002) at an interest rate of 2.73% per annum. These loans were made to assist Mr. Long in exercising stock options due to expire in November 2001 and paying the taxes associated with the exercise. These loans were full recourse and secured by a portion of the Sun Common Stock purchased by Mr. Long upon exercise of the options with a fair market value equal to twice the principal amount of the loans at the time the loans were granted. These loans, including interest were paid in full by Mr. Long by February 8, 2002.

     In October 2000, Eva Sage-Gavin, who was recently appointed to the executive officer position of Senior Vice President, Global Talent Organization on July 25, 2002, received a non-interest bearing, nonrecourse loan from Sun in the amount of $500,000, payable in five annual installments of $50,000, $50,000, $100,000, $50,000 and $250,000, respectively, due on the anniversary date of the loan and secured by a deed of trust on Ms. Sage-Gavin’s principal residence. At the time that the Sarbanes-Oxley Act of 2002 (the “Sarbanes Act”) was adopted, Sun and Ms. Sage-Gavin were in the process of amending the loan to make the entire principal due on or before October 31, 2005. Since the loan was not amended before the adoption of the Sarbanes Act, the loan will remain unchanged and Ms. Sage-Gavin will be obligated to pay the past due amount of $50,000 to Sun as soon as possible and all future installments when due under the terms of the loan. This loan was made for the purchase of her residence in connection with her job-related relocation. As of August 8, 2002, the entire $500,000 amount remained outstanding.

     In October 2001, Jonathan I. Schwartz, Executive Vice President, Software, received a full recourse, unsecured loan from Sun in the amount of $1,000,000, payable in full on or before October 29, 2005, at an interest rate of 4.82% per annum, compounded annually. This loan was made to assist Mr. Schwartz in meeting certain obligations in connection with a margin loan. In May 2002, Sun’s Board of Directors approved the grant of additional loans to Mr. Schwartz for an aggregate principal of up to $3,000,000 at market rate terms and for the same purpose as the loan granted in October 2001. Sun issued the first of these loans in June 2002, with a principal amount of $1,000,000 and an interest rate of 6.75% per annum, compounded semi-annually, payable in full on or before

June 30, 2006. This loan was a full recourse loan and secured by Sun Common Stock owned by Mr. Schwartz with a fair market value equal initially to the principal amount of the loan and obligated Mr. Schwartz to increase the number of shares of Sun Common Stock to secure the loan every six months as necessary so that the fair market value of the Sun Common Stock securing the loan equaled the total amount of principal, accrued interest and any other obligations then owed by Mr. Schwartz to Sun under the terms of the loan. On July 19, 2002, Sun loaned Mr. Schwartz the remaining $2,000,000 previously authorized. Under the terms of the July 2002 loan agreement, all previous loans to Mr. Schwartz (including the prior unsecured $1,000,000 loan issued in October 2001) were consolidated into one full recourse loan containing the same terms, an interest rate of 6.75% per annum, compounded semi-annually, payable in full on or before June 30, 2006 and secured by Sun Common Stock owned by Mr. Schwartz with a fair market value equal initially to the total $4,000,000 principal amount subject to adjustment every six months as provided in the June 2002 loan described above. As of August 8, 2002, the entire $4,000,000 amount remained outstanding.

     In November 1999, Patricia C. Sueltz, Executive Vice President, Enterprise Services, received a nonrecourse loan from Sun in the amount of $850,000, payable in full on or before December 1, 2004, at an interest rate of 6.02% compounded annually, accrued interest to be paid annually and secured by a deed of trust on Ms. Sueltz's principal residence. At the time that the Sarbanes Act was adopted, Sun and Ms. Sueltz were in the process of amending the loan to make the accrued interest due in full on or before December 1, 2004. Since the loan was not amended before the adoption of the Sarbanes Act, the loan will remain unchanged and Ms. Sueltz will be obligated to pay the past due interest to Sun as soon as possible and all other amounts owed under the loan when due under the terms of the loan. This loan was made for the purchase of her residence in connection with her job-related relocation. As of August 8, 2002, the entire $850,000 amount remained outstanding.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Exhibits.

10.94(1)	Promissory Notes issued to Robert L. Long on November 12, 2001 and January 10, 2002 and related documents.

10.95(1)	Promissory Notes issued to Masood A. Jabbar on November 7, 2001 and related documents.

10.96	Promissory Note issued to Jonathan I. Schwartz dated October 29, 2001 (“Note 1”), Promissory Note issued to Jonathan I. Schwartz dated June 28, 2002 (“Note 2”), cancellation of Notes 1 and 2 dated July 18, 2002, and Promissory Note issued to Jonathan I. Schwartz on July 19, 2002.

(1)	Loan paid in full by February 8, 2002. Incorporated by reference to the Company's Form 10-Q for the quarter ending March 31, 2002 filed on May 13, 2002.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act or 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUN MICROSYSTEMS, INC.

Date: August 8, 2002	By:	/s/ John D. Croll

John D. Croll Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit
Number	Description

10.94(1)	Promissory Notes issued to Robert L. Long on November 12, 2001 and January 10, 2002 and related documents.

10.95(1)	Promissory Notes issued to Masood A. Jabbar on November 7, 2001 and related documents.

10.96	Promissory Note issued to Jonathan I. Schwartz dated October 29, 2001 (“Note 1”), Promissory Note issued to Jonathan I. Schwartz dated June 28, 2002 (“Note 2”), cancellation of Notes 1 and 2 dated July 18, 2002, and Promissory Note issued to Jonathan I. Schwartz on July 19, 2002.

(1)	Loan paid in full by February 8, 2002. Incorporated by reference to the Company’s Form 10-Q for the quarter ending March 31, 2002 filed on May 13, 2002.